UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-22021
The Gabelli Healthcare & WellnessRx Trust
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Agnes Mullady
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Healthcare & WellnessRx Trust
First Quarter Report — March 31, 2011

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
To Our Shareholders,
     During the first quarter of 2011, The Gabelli Healthcare & WellnessRx Trust’s (the “Fund”) net asset value (“NAV”) total return was 8.4% compared with the Standard & Poor’s (“S&P”) 500 Health Care Index of 5.6%. The total return for the Fund’s publicly traded shares was 14.9% during the first quarter of 2011.
     Enclosed is the investment portfolio as of March 31, 2011.

Comparative Results
Average Annual Returns through March 31, 2011 (a) (Unaudited)

				Since Inception
	Quarter	1 Year	2 Year	(06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	8.38%	12.50%	25.48%	4.13%
Investment Total Return (c)	14.89	16.21	32.84	0.90
S&P 500 Index	5.92	15.65	31.61	(1.14	)(d)
S&P 500 Health Care Index	5.62	5.11	18.91	0.27
S&P 500 Consumer Staples Index	2.52	10.56	22.58	5.81

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $8.00.

(d)	From June 30, 2007, the date closest to the Fund’s inception for which data is available.
We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 96.8%
	Beverages — 10.1%
35,000	Dr Pepper Snapple Group Inc.	$1,300,600
12,000	Hansen Natural Corp.†	722,760
51,000	ITO EN Ltd.	888,423
43,000	Mead Johnson Nutrition Co.	2,490,990
15,000	Morinaga Milk Industry Co. Ltd .	53,559
400,000	Parmalat SpA	1,340,098
25,000	Peet’s Coffee & Tea Inc. †	1,202,250
10,000	PepsiCo Inc.	644,100
30,000	The Coca-Cola Co.	1,990,500
400,000	Vitasoy International Holdings Ltd.	. 326,539

		10,959,819

	Biotechnology — 3.6%
18,000	Acorda Therapeutics Inc.†	417,600
3,000	Biogen Idec Inc.†	220,170
3,500	Cephalon Inc.†	265,230
30,000	Genzyme Corp.†	2,284,500
17,000	Gilead Sciences Inc.†	721,480

		3,908,980

	Capital Goods —1.0%
12,000	Bucyrus International Inc.	1,097,400

	Computer Software and Services — 0.4%
7,900	Computer Task Group Inc.†	104,991
55,000	eResearchTechnology Inc.†	372,350

		477,341

	Consumer Services and Supplies — 1.0%
15,000	Weight Watchers International Inc.	1,051,500

	Food — 26.1%
30,000	Campbell Soup Co.	993,300
35,000	Danone	2,286,393
55,000	Dean Foods Co.†	550,000
80,000	Dole Food Co. Inc.†	1,090,400
30,000	Flowers Foods Inc.	816,900
45,000	General Mills Inc.	1,644,750
20,000	H.J. Heinz Co.	976,400
40,000	Inventure Foods Inc. †	155,200
25,000	Kellogg Co.	1,349,500
16,000	Kerry Group plc, Cl. A	596,355
130,000	Kikkoman Corp.	1,225,295
40,000	Kraft Foods Inc., Cl. A	1,254,400
76,000	Lifeway Foods Inc.†	791,920
10,000	MEIJI Holdings Co. Ltd.	402,140
52,000	Nestlé SA	2,980,729
6,000	Rock Field Co. Ltd.	98,678
130,000	Sara Lee Corp.	2,297,100
200,000	Smart Balance Inc.†	918,000
62,000	The Hain Celestial Group Inc.†	2,001,360
24,000	The J.M. Smucker Co.	1,713,360
110,000	Tingyi (Cayman Islands) Holding Corp.	268,970
30,000	Unilever plc, ADR	918,600
44,000	Wimm-Bill-Dann Foods OJSC, ADR†	1,472,680
62,000	YAKULT HONSHA Co. Ltd.	1,584,660

		28,387,090

	Food and Staples Retailing — 10.4%
75,000	CVS Caremark Corp.	2,574,000
25,000	Ingles Markets Inc., Cl. A	495,250
60,000	Safeway Inc.	1,412,400
50,000	SUPERVALU Inc.	446,500
40,000	The Kroger Co.	958,800
40,000	United Natural Foods Inc.†	1,792,800
21,000	Walgreen Co.	842,940
43,000	Whole Foods Market Inc.	2,833,700

		11,356,390

	Health Care Equipment and Services — 2.5%
20,000	Emergency Medical Services Corp., Cl. A†	1,271,800
25,000	HCA Holdings Inc.†	846,750
25,000	Universal American Corp.	572,750

		2,691,300

	Health Care Equipment and Supplies — 18.2%
30,000	American Medical Systems Holdings Inc.†	649,200
22,000	Baxter International Inc.	1,182,940
38,000	Beckman Coulter Inc.	3,156,660
15,000	Becton, Dickinson and Co.	1,194,300
50,000	Boston Scientific Corp.†	359,500
36,000	Covidien plc	1,869,840
36,000	Cutera Inc.†	308,520
4,000	Exactech Inc.†	70,200
30,000	Greatbatch Inc.†	793,800
9,400	Henry Schein Inc.†	659,598
15,000	Hologic Inc.†	333,000
13,000	ICU Medical Inc.†	569,140
30,000	Immucor Inc.†	593,400
12,000	IRIS International Inc.†	108,240
18,000	Kinetic Concepts Inc.†	979,560
5,000	Medical Action Industries Inc.†	42,000
12,000	Medtronic Inc.	472,200
550,000	Northstar Neuroscience Inc.†	17,875
35,000	Orthofix International NV†	1,136,100
45,000	Q-Med AB†	563,222
22,000	Rochester Medical Corp.†	252,560
See accompanying notes to schedule of investments.

THE GABELLI HEALTHCARE & WELLNESSRxTRUST
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
30,000	St. Jude Medical Inc.	$1,537,800
4,000	Stryker Corp.	243,200
25,000	Thermo Fisher Scientific Inc.†	1,388,750
61,539	Vascular Solutions Inc.†	671,390
10,000	Zimmer Holdings Inc.†	605,300

		19,758,295

	Health Care Providers and Services — 11.9%
20,000	Aetna Inc.	748,600
19,000	Alere Inc. †	743,660
6,000	Amedisys Inc. †	210,000
32,000	AmerisourceBergen Corp.	1,265,920
4,000	Chemed Corp.	266,440
20,000	CIGNA Corp.	885,600
5,000	Community Health Systems Inc. †	199,950
325,601	Continucare Corp.†	1,741,965
14,000	Express Scripts Inc. †	778,540
20,000	Healthways Inc. †	307,400
20,000	McKesson Corp.	1,581,000
37,000	Medco Health Solutions Inc. †	2,077,920
20,250	Owens & Minor Inc.	657,720
14,000	PSS World Medical Inc.†	380,100
24,500	UnitedHealth Group Inc.	1,107,400

		12,952,215

	Household and Personal Products — 0.7%
14,000	Alberto-Culver Co.	521,780
10,000	Avon Products Inc.	270,400

		792,180

	Life Sciences Tools and Services — 1.5%
13,500	Dionex Corp.†	1,593,675

	Pharmaceuticals — 9.4%
38,000	Abbott Laboratories	1,863,900
1,000	Allergan Inc.	71,020
30,000	Bristol-Myers Squibb Co.	792,900
36,500	Johnson & Johnson	2,162,625
40,000	Merck & Co. Inc.	1,320,400
50,000	Mylan Inc. †	1,133,500
35,000	Pfizer Inc.	710,850
20,000	Teva Pharmaceutical Industries Ltd., ADR	1,003,400
20,000	Watson Pharmaceuticals Inc. †	1,120,200

		10,178,795

	TOTAL COMMON STOCKS	105,204,980

	WARRANTS — 0.0%
	Health Care Equipment and Supplies — 0.0%
80,907	Radient Pharmaceutical Corp., expire 12/31/11 †(a)	6,635

Principal
Amount
U.S. GOVERNMENT OBLIGATIONS — 3.2%
$3,432,000 U.S. Treasury Bills, 0.095% to 0.170%††, 04/21/11 to 09/15/11	3,431,089

TOTAL INVESTMENTS —100.0%
(Cost $93,049,729)	$108,642,704

Aggregate tax cost	$93,560,321

Gross unrealized appreciation	$18,039,812
Gross unrealized depreciation	(2,957,429)

Net unrealized appreciation/depreciation	$15,082,383

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2011, the market value of the fair valued security amounted to $6,635 or 0.01% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

OJSC	Open Joint Stock Company

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	82.5%	$89,627,024
Europe	13.0	14,167,418
Japan	3.9	4,252,753
Asia/Pacific	0.6	595,509

Total Investments	100.0%	$108,642,704

See accompanying notes to schedule of investments.

THE GABELLI HEALTHCARE & WELLNESSRxTRUST
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
      The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2011 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 — Quoted Prices*	$105,204,980
Level 2 — Other Significant Observable Inputs*	3,437,724

Total	$108,642,704

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations and Warrants. Please refer to the SOI for the industry classifications of these portfolio holdings.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended March 31, 2011.
     There were no Level 3 investments held at March 31, 2011 or December 31, 2010.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted or illiquid securities at March 31, 2011.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at March 31, 2011, if any, are not accounted for as hedging instruments under GAAP.
     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the period ended March 31, 2011, the Fund held no investments in options.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended March 31, 2011, the Fund held no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended March 31, 2011, the Fund held no investments in forward foreign exchange contracts.
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,159,475 which are available to reduce future required distributions of net capital gains to shareholders. $199,277 of the loss carryforward is available through 2016; and $1,960,198 is available through 2017.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) to automatically reinvest dividends. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their shares certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
The Gabelli Healthcare & WellnessRx Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940—3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
AND YOUR PERSONAL PRIVACY
Who are we?
The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS
THE GABELLI HEALTHCARE & WELLNESSRx TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees	Officers
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman & Chief Executive Officer,	Secretary
GAMCO Investors, Inc.	Carter W. Austin
Vice President
Dr. Thomas E. Bratter
President & Founder, John Dewey Academy	Peter D. Goldstein
Chief Compliance Officer
Anthony J. Colavita	Agnes Mullady President & Treasurer
President,
Anthony J. Colavita, P.C.

James P. Conn	David I. Schachter
Former Managing Director &	Vice President
Chief Investment Officer,	Adam E. Tokar
Financial Security Assurance Holdings Ltd.	Assistant Vice President & Ombudsman
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Vincent D. Enright	Rye, New York 10580-1422
Former Senior Vice President &
Chief Financial Officer,	Custodian
KeySpan Corp.	The Bank of New York Mellon

Counsel
Robert C. Kolodny, MD	Willkie Farr & Gallagher LLP
Physician, Principal of KBS Management LLC
Transfer Agent and Registrar
Anthonie C. van Ekris	Computershare Trust Company, N.A.
Chairman, BALMAC International, Inc.	Stock Exchange Listing

			5.76%
		Common	Preferred
Salvatore J. Zizza	NYSE—Symbol:	GRX	GRX PrA
Chairman, Zizza & Co., Ltd.	Shares Outstanding:	8,427,945	1,200,000
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com. The NASDAQ symbol for the Net Asset Value is “XXGRX.”
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE &
WELLNESS[Rx] TRUST
One Corporate Center
Rye, NY 10580-1422
(914) 921-5070
www.gabelli.com

First Quarter Report
March 31, 2011

GRX Q1/2011

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Executive Officer and Principal Financial Officer
Date 5/31/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Executive Officer and Principal Financial Officer
Date 5/31/11

*	Print the name and title of each signing officer under his or her signature.